SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               FILED BY THE REGISTRANT       X

               FILED BY A PARTY OTHER THAN THE REGISTRANT

               Check the appropriate box:


    ___    Preliminary Proxy Statement
    _X_    Definitive Proxy Statement
    ___    Definitive Additional Materials
    ___    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
    ___    Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))


                         CENTENNIAL TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):


_X_  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
       Item 22(a)(2) of Schedule  14A.
___  $ 500 per each  party  to  the  controversy  pursuant to Exchange  Act Rule
       14a-6(i)(3).
___  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transaction applies:
     ___________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).
     ___________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________

(5)  Total fee paid:
      $125  Fee paid in prior filing of preliminary proxy statement
     ___________________________________________________________________________


_X_  Fee previously paid with preliminary materials.


___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
     ___________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:
     ___________________________________________________________________________

(3)  Filing Party:
     ___________________________________________________________________________

(4)  Date Filed:
     ___________________________________________________________________________






                         CENTENNIAL TECHNOLOGIES, INC.
                                 37 MANNING ROAD
                         BILLERICA, MASSACHUSETTS 01821

DEAR STOCKHOLDER:

    You are cordially invited to attend the Annual Meeting of Stockholders of Centennial Technologies, Inc. (the "Company") to be held at 10:00 a.m. on Wednesday, November 6, 1996 at The First National Bank of Boston, Conference Center -- 2nd Floor, 100 Federal Street, Boston, Massachusetts 02110.


    At the Annual Meeting, you will be asked to elect seven (7) Directors of the Company and vote upon certain other corporate matters described in the Proxy Statement.

    Details of the matters to be considered at the Annual Meeting are contained in the Proxy Statement that we urge you to consider carefully. The Company's 1996 Annual Report, which is not part of the enclosed Proxy Statement, is also enclosed and provides additional information regarding the financial results of the Company. Holders of the Company's Common Stock are entitled to vote at the Annual Meeting on the basis of one vote for each share held.


    Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return your Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your Proxy.

                                            Sincerely,

                                            /S/ EMANUEL PINEZ

                                            EMANUEL PINEZ
                                            Chief Executive Officer

Billerica, Massachusetts
October 3, 1996






                          CENTENNIAL TECHNOLOGIES, INC.
                                 37 MANNING ROAD
                         BILLERICA, MASSACHUSETTS 01821

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------


TO THE STOCKHOLDERS:


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CENTENNIAL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), will be held on Wednesday, November 6, 1996 at 10:00 a.m. at The First National Bank of Boston, Conference Center -- 2nd Floor, 100 Federal Street, Boston, Massachusetts 02110 for the following purposes:

        1.   To elect Directors of the Company for the ensuing year;

        2.   To  approve  an  amendment   to  the   Company's   Certificate   of
             Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 shares to 50,000,000 shares;

        3.   To  approve  an  amendment   to  the   Company's   Certificate   of
             Incorporation to increase the number of authorized shares of Preferred Stock from 1,500,000 shares to 2,000,000 shares;


        4. To approve an amendment to the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under the plan from 750,000 shares to 1,500,000 shares;

        5. To approve an amendment to the Company's 1994 Formula Stock Option Plan to increase the exercise price of options granted under the plan to a non-employee Director upon his/her first election as a Director from 85% of the fair market value of the shares of Common Stock on the date of the grant to 100% of the fair market value of the shares of Common Stock on the date of the grant;

        6. To ratify and confirm the appointment of Coopers & Lybrand L.L.P. as the independent accountants for the Company for the fiscal year ending June 30, 1997; and

        7. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.


    The Board of Directors has fixed the close of business on Wednesday, September 18, 1996, as the record date for the determination of stockholders entitled to notice of and vote at the meeting and any adjournment or adjournments thereof.

    We hope that all stockholders will be able to attend the meeting in person. In order to assure that a quorum is present at the meeting, please date, sign and promptly return the enclosed Proxy whether or not you expect to attend the meeting. A postage-prepaid envelope, addressed to American Securities Transfer, Incorporated, the Company's transfer agent and registrar, has been enclosed for your convenience. If you attend the meeting, your Proxy will, at your request, be returned to you and you may vote your shares in person.

                                            By Order of the Board of
                                            Directors



                                            ANDREW D. MYERS
                                            Assistant Secretary




Billerica, Massachusetts

October 3, 1996






                          CENTENNIAL TECHNOLOGIES, INC.
                                 37 MANNING ROAD
                         BILLERICA, MASSACHUSETTS 01821

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                                 October 3, 1996

    The enclosed Proxy is solicited by the Board of Directors of CENTENNIAL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday, November 6, 1996 at 10:00 a.m. at The First National Bank of Boston, Conference Center -- 2nd Floor, 100 Federal Street, Boston, Massachusetts 02110, and at any adjournment or adjournments thereof.


    Stockholders of record at the close of business on September 18, 1996 will be entitled to vote at the meeting or any adjournment thereof. On that date, 8,521,270 shares of Common Stock, $.01 par value, of the Company (the "Common Stock") were issued and outstanding. Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to stockholders at the meeting. There are no other voting securities of the Company.


    The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting, either in person or represented by a properly executed proxy, is necessary to constitute a quorum for the transaction of business at the meeting.

    The election of Directors will be determined by a plurality of the votes cast. The other proposals to be voted upon by the stockholders of the Company require the votes of a majority of the shares of Common Stock present at the meeting for passage, except that the proposals to amend the Certificate of Incorporation of the Company require the affirmative vote of two-thirds of the outstanding shares of Common Stock for passage. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

    MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY OWN OR MAY BE DEEMED TO CONTROL APPROXIMATELY 26.1% OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY, SUBSTANTIALLY ALL OF WHICH ARE CONTROLLED BY THE CHAIRMAN OF THE BOARD OF DIRECTORS, MR. EMANUEL PINEZ. AS THERE IS NO CUMULATIVE VOTING PROVIDED FOR IN THE COMPANY'S CERTIFICATE OF INCORPORATION, THE BOARD OF DIRECTORS AND MR. PINEZ IN PARTICULAR ARE ABLE TO EXERT SUBSTANTIAL INFLUENCE OVER THE ELECTION OF THE BOARD OF DIRECTORS AND THE OUTCOME OF ANY ISSUES THAT MAY BE SUBJECT TO A VOTE BY THE COMPANY'S STOCKHOLDERS AT THE ANNUAL MEETING. THE MEMBERS OF THE BOARD OF DIRECTORS HAVE INDICATED THEIR INTENT TO VOTE ALL SHARES OF COMMON STOCK OWNED OR CONTROLLED BY EACH OF THEM IN FAVOR OF EACH ITEM SET FORTH HEREIN.

    Execution of a Proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The Proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the meeting, or by giving to the Secretary a duly executed Proxy bearing a later date than the Proxy being revoked at any time before such Proxy is voted, or by appearing at the meeting and voting in person. The shares represented by all properly executed Proxies received in time for the meeting will be voted as specified therein. In the absence of a special notice, shares will be voted in favor of the election of Directors of those persons named in this Proxy Statement and in favor of all other items set forth herein.







    The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the person named in the Proxies. The Board of Directors knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting stockholders.

    An annual report containing financial statements for the fiscal year ended June 30, 1996 ("Fiscal 1996") is being mailed herewith to all stockholders entitled to vote. This Proxy Statement and the accompanying Proxy were first mailed to stockholders on or about October 3, 1996.




                                 PROPOSAL NO. 1

                       PROPOSAL TO ELECT DIRECTORS OF THE
                          COMPANY FOR THE ENSUING YEAR

    The Directors of the Company are elected annually and hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. Shares represented by all Proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual nominee for Director, or for all nominees for Director, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, Proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

    The following table sets forth the age of each nominee, the year each nominee was elected a Director, and the positions and offices currently held by each nominee with the Company. For information about the ownership of the Company's Common Stock held by each nominee, see "Beneficial Ownership of Common Stock."

                                   YEAR NOMINEE
                                   FIRST BECAME               POSITION AND OFFICES
         NAME              AGE       DIRECTOR                   WITH THE COMPANY
       -------            ----      ----------                  ---------------
Emanuel Pinez              58          1987        Chief Executive Officer, Secretary and
                                                    Chairman of the Board of Directors

John J. McDonald           37          1995        President, Vice President of Sales and
                                                    Marketing and Director

James M. Murphy            45          1994        Chief Financial Officer and Director

John J. Shields            58          1996        Vice Chairman of the Board of Directors

J.P. Luc Beaubien          41          1994        Director

William M. Kinch           64          1995        Director

William J. Shea            48          1996        Director

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company's stock, to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 with the Securities and Exchange Commission (the "Commission") and any national securities exchange on which the Company's securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.


    Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and Directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners were complied with for Fiscal 1996, other than (i) a failure to file a Form 4 to report the acquisition by William M. Kinch of 1,500 shares of Common Stock in March 1996, which Form 4 Mr. Kinch intends to file in October 1996; and
(ii) a filing of a Form 4 on March 1, 1996 to report the purchase by Wieslaw Brys of 325 shares of Common Stock in September 1995.


                                     2



COMMITTEES

    The Board of Directors established an Audit Committee and a Compensation Committee in July 1994. Members of the Audit Committee are Messrs. Beaubien and Kinch, outside Directors of the Company. The Audit Committee is concerned primarily with (i) reviewing the Company's financial results and recommending the selection of the Company's independent auditors; (ii) reviewing the effectiveness of the Company's accounting policies, financial reporting and internal controls; and (iii) reviewing the scope of independent audit coverages, the fees charged by the independent auditors, any transactions that may involve a potential conflict of interest, and internal control systems. The Audit Committee met twice in Fiscal 1996.

    The Compensation Committee consists of Messrs. Beaubien and Kinch, outside Directors of the Company. The Compensation Committee is responsible for negotiating and approving compensation arrangements for officers, employees, consultants and Directors of the Company, including, but not limited to, the granting of options to purchase the Company's Common Stock pursuant to the Company's 1994 Stock Option Plan or otherwise. The Compensation Committee met twice in Fiscal 1996.

    In October 1994, the Board of Directors established a Stock Option Committee to administer the Company's 1994 Stock Option Plan. Members of the Stock Option Committee are Messrs. Beaubien and Kinch, outside Directors of the Company.

    The Company does not have a standing nominating committee or a committee performing similar functions. The Board of Directors met four times during Fiscal 1996. All of the Company's Directors attended at least 75% of the meetings of the Board of Directors in Fiscal 1996 during the period for which they were Directors, except for John J. McDonald who attended 66.7% of such meetings after he became a Director in November 1995.

    No Director or executive officer is related to any other Director or executive officer by blood or marriage.

BACKGROUND

    The following is a brief summary of the background of each nominee for Director of the Company:

    EMANUEL PINEZ, Chief Executive Officer, Secretary and Chairman of the Board. Mr. Pinez founded the Company in 1987 and has served as Chief Executive Officer, Secretary and Chairman of the Board of Directors since the Company's inception. From 1986 through March 1, 1994, Mr. Pinez was employed by Camwill, S.A., a Swiss management corporation engaged in executive search and placement, which contracted out Mr. Pinez's management services to corporate clients, including the Company. Mr. Pinez holds a Bachelor of Science degree in Chemistry from the Hebrew University of Jerusalem.

    JOHN J. MCDONALD, President, Vice President of Sales and Marketing, and Director. Mr. McDonald has served as President of the Company since August 1996, as Vice President of Sales and Marketing since June 1992, and as a Director since November 1995. From 1989 to 1992, Mr. McDonald served as a sales manager for Bell Microproducts, Inc., a publicly traded distributor of electronic components to original equipment manufacturers ("OEMs"). Mr. McDonald holds a Bachelor of Science degree in Business Administration in Marketing from American International College.

    JAMES M. MURPHY, Chief Financial Officer and Director. Mr. Murphy has served as the Chief Financial Officer of the Company since December 1993 and as a Director since January 1994. Mr. Murphy served as Treasurer of the Company from October 1995 to September 1996. From 1980 through 1993, Mr. Murphy served in several positions, most recently as an Audit Manager, for the public accounting firm of Coopers & Lybrand L.L.P. Mr. Murphy holds a Bachelor of Science degree in Marketing from Boston College and a Master's degree in Business Administration from Babson College.


    JOHN J. SHIELDS, Vice Chairman and Director. Mr. Shields has served as a Director of the Company since April 1996 and as Vice Chairman of the Board of Directors of the Company since August 1996. From 1993 to the present, Mr. Shields has served as President and Chief Executive Officer of King's Point Holdings, Inc., a company principally engaged in venture capital, technical consulting and



                                       3



cranberry cultivation. From 1990 to 1993, Mr. Shields served as President and Chief Executive Officer of Computervision Corporation, a publicly traded company that provides computer-aided design solutions for complex mechanical and electrical systems. Mr. Shields currently serves as a Director of Ionics, Inc., a publicly traded company principally engaged in water purification. Mr. Shields is a graduate of the School of Industrial Management of Worcester Polytechnic
Institute, a graduate of the Program in Management Development (PMD) of the Harvard University Graduate School of Business Administration, and received an Honorary Ph.D. from Worcester Polytechnic Institute.



    J.P. LUC BEAUBIEN, Director. Mr. Beaubien has served as a Director of the Company since January 1994. Since 1987, Mr. Beaubien has worked as a Principal for the Boston Agent, a Boston-based venture consulting firm. From September 1992 to July 1996, Mr. Beaubien also served as Chairman of the Board and Chief Financial Officer of Broadband Networks, Inc., a manufacturer of analog fiberoptic equipment. From August 1994 to January 1996, Mr. Beaubien was a general partner of Zero Stage Capital L.L.P., a venture capital firm. Mr. Beaubien holds a Bachelor of Science degree in Electrical Engineering from McGill University and a Master's degree in Business Administration from the Sloan School of Management at the Massachusetts Institute of Technology.


    WILLIAM M. KINCH, Director. Mr. Kinch has served as a Director of the Company since July 1995. He is the founder and President of Kinch Associates, Inc., an international trade and consulting firm. From July 1989 to August 1996, Mr. Kinch served as Chairman of the Board of Directors of Inoac USA, Inc., a trading and investment subsidiary of a Japanese company. From July 1989 to March 1996, he served as Chairman of the Board of Directors of Woodbridge Inoac, Inc., a manufacturer of auto parts. Mr. Kinch holds a Bachelor of Science degree in Civil Engineering and a Master's degree in Business Administration from Northeastern University.

    WILLIAM J. SHEA, Director. Mr. Shea has served as a Director of the Company since August 1996. Mr. Shea is the Vice Chairman, Chief Financial Officer and Treasurer of BankBoston Corporation. Prior to joining BankBoston in January 1993, Mr. Shea served in various capacities for the public accounting firm of Coopers & Lybrand L.L.P. during the preceding 19 years, most recently as Vice Chairman and Senior Partner. Mr. Shea serves as a Director of Geerlings & Wade, a publicly traded wine distribution company. He holds Bachelor of Arts and Master's degrees in Economics from Northeastern University.



EXECUTIVE OFFICERS AND MANAGEMENT OF THE COMPANY

    The executive officers and management of the Company, their ages and positions held in the Company are as follows:


         NAME              AGE                        POSITION
         ----              ---                        --------
Emanuel Pinez              58      Chief Executive Officer, Secretary and Chairman
                                    of the Board of Directors

John J. McDonald           37      President and Vice President of Sales
                                    and Marketing

James M. Murphy            45      Chief Financial Officer

Donald R. Peck             39      Treasurer

Wieslaw Brys               43      Chief Engineer

Thomas J. MacCormack       42      Vice President of Manufacturing and Operations

Steven Schirm              30      Vice President of Quality Assurance

Robert Silva               45      Vice President of Sales and Marketing for the
                                    PC Cards Division


    Executive officers are elected by and serve at the pleasure of the Board of Directors. The following is a brief summary of the background of each executive officer of the Company, with the exception of Messrs. Pinez, McDonald and Murphy, whose backgrounds are summarized above:

    DONALD R. PECK, Treasurer. Mr. Peck has served as the Company's Treasurer and also as its Corporate Counsel since September 1996. From September 1986 to August 1996, Mr. Peck was an associate at the law firm of Nutter, McClennen & Fish. He holds a Bachelor of Science degree in Business Administration from the University of Rhode Island and a Juris Doctor degree from Cornell Law School.


                                       4


    WIESLAW BRYS, Chief Engineer. Mr. Brys has served as the Company's Chief Engineer since September 1995. From 1989 to September 1995, Mr. Brys served as Vice President of Research and Development for the Company. Mr. Brys holds Bachelor of Science and Master of Science degrees in Electrical Engineering from the Technical University of Silesia, Gliwice, Poland.


    THOMAS J. MACCORMACK, Vice President of Manufacturing and Operations. Mr. MacCormack joined the Company in November 1995 as Vice President of Manufacturing. He has served as Vice President of Manufacturing and Operations since August 1996. From May 1994 through October 1995, Mr. MacCormack served as Commodity Manager for Stratus Computer, Inc., a publicly traded manufacturer of fault-tolerant computers. From April 1988 through April 1994, Mr. MacCormack served in various manufacturing and sales capacities at Kendall Square Research Corporation, a publicly traded manufacturer of super-computers, including Director of Purchasing and Director of Contract Administration. Mr. MacCormack received a Bachelor of Science degree in Finance from Boston College.

    STEVEN SCHIRM, Vice President of Quality Assurance. Mr. Schirm has served as Vice President of Quality Assurance since August 1996. Mr. Schirm served as Quality Assurance Manager of the Company from June 1995 through July 1996 and as a Senior Quality Engineer from January 1995 to June 1995. From October 1993 to January 1995, Mr. Schirm served as Quality Assurance Manager at BPI Packaging Technologies, Inc., a publicly traded manufacturer of plastic bags and related products. From October 1988 to October 1993, Mr. Schirm worked at Fisher Pierce, a publicly traded manufacturer of electronics for electric utilities, where he served as Quality Assurance Supervisor until October 1991, and as Senior Quality Assurance Engineer from October 1991 to October 1993. Mr. Schirm holds a Bachelor of Science degree in Electrical Engineering from Roger Williams University.

    ROBERT SILVA, Vice President of Sales and Marketing for the PC Cards Division. Mr. Silva has served as Vice President of Sales and Marketing for the PC Cards Division since August 1996. Mr. Silva served as one of the Company's OEM Sales Managers from July 1994 through July 1996. From June 1991 through June 1994, Mr. Silva was employed by Source Electronics, a company engaged in the principal business of providing program and sourcing services to the electronic OEM marketplace. He holds a Bachelor of Science degree in Business Administration from Northeastern University.


                           CERTAIN TRANSACTIONS

    During Fiscal 1996, the Company loaned A. Uri Levy, who served as President of the Company from February 1995 to August 1996, and as Chief Operating Officer and a Director of the Company from October 1994 to August 1996, a total of $170,000 pursuant to three promissory notes that bore interest at the rate of nine percent (9%) per annum and were due on demand. As of August 21, 1996, all of the promissory notes had been repaid in full.


    William J. Shea, who has served as a Director of the Company since August 1996, is the Vice Chairman, Chief Financial Officer and Treasurer of BankBoston Corporation ("BankBoston"). In November 1995, the Company renewed its revolving line of credit with BankBoston, pursuant to which the Company may borrow up to the lesser of (i) $7.5 million or (ii) an amount based on the Company's eligible accounts receivable and inventory. Interest on borrowings is at BankBoston's prime interest rate (8.25% at June 30, 1996). Under the terms of this credit agreement, which expires in November 1996 and is collateralized by substantially all of the assets of the Company, the Company is required to comply with certain covenants relating to the Company's net worth and indebtedness, among others. At June 30, 1996, approximately $4.7 million was outstanding under this credit agreement with approximately $2.8 million remaining available for borrowing. The Company and BankBoston are currently negotiating a renewal of, and increase in the borrowing amount under, the revolving line of credit. The Company has maintained a relationship with BankBoston since September 1994.


    BankBoston has extended an additional $2.0 million to the Company for lease financing and a foreign exchange line. At June 30, 1996, there were five loans outstanding under this additional line aggregating approximately $703,000 with respect to the leasing of certain equipment. The loans have terms of three years and bear interest at rates ranging from 7.2% to 9.7% per annum.


                                       5


    Transactions with WebSecure, Inc.

    As of June 30, 1996, the Company held a minority interest in WebSecure, Inc., a privately held provider of Internet services ("WebSecure"). John J. Shields, Vice Chairman of the Board of Directors of the Company, has served as Chairman of the Board of Directors of WebSecure since April 1996. Robert Kuzara, who served as a Director of the Company from February 1994 to November 1995, currently serves as President, Secretary and a Director of WebSecure.


    In November 1995, the Company purchased 350,000 shares of common stock of WebSecure for $10,000. In November 1995, the Company guaranteed the payment obligations of WebSecure under a lease for offices of WebSecure, and in September 1996, guaranteed the payment obligations of WebSecure under a lease for capital equipment. The aggregate rental payments under both leases totaled approximately $950,000 as of September 10, 1996. To date, the Company has not made any payments in connection with these guarantees. On April 8, 1996, the Company purchased 138,750 shares of common stock of WebSecure for $555,000 in connection with a private placement of WebSecure in which WebSecure raised $2,000,000.

    During Fiscal 1996, the Company from time to time made loans to WebSecure, which loans bear interest at the rate of 9% per annum and are due on demand. As of September 9, 1996, the outstanding balances under these loans totaled approximately $855,000. The Company and WebSecure have agreed that this amount will be repaid out of a portion of the proceeds of a proposed initial public offering of WebSecure.

    In April 1996, WebSecure granted a non-qualified stock option to John J. Shields to purchase 100,000 shares of WebSecure's common stock at an exercise price of $4.00 per share, exercisable between April 30, 1997 and April 29, 2000.


    Transactions with Triple I Corporation

    As of June 30, 1996, the Company held a minority interest in Triple I Corporation, a privately held manufacturer of optical equipment ("Triple I"). Emanuel Pinez, the Chief Executive Officer, Secretary and Chairman of the Board of Directors of the Company, served as a Director of Triple I from February 1996 to August 1996. Mr. A. Uri Levy, who served as President of the Company from February 1995 to August 1996, as Chief Operating Officer of the Company from September 1994 to August 1996, and as a Director of the Company from December 1994 to August 1996, currently serves as a Director of Triple I. Mr. Levy currently serves as the President of Centennial Capital Corporation, a wholly-owned subsidiary of the Company.


    As of June 30, 1996, the Company owned 700,000 shares of the common stock of Triple I. During Fiscal 1996, the Company purchased a total of 500,000 shares of common stock of Triple I for $500,000. In addition, on June 17, 1996, the Company purchased 200,000 shares of common stock of Triple I in consideration of the cancellation of a $200,000 promissory note from Triple I, described below.

    In May 1996, the Company loaned $200,000 to Triple I, which was evidenced by a promissory note that bore interest at the rate of 10% per annum and matured on May 17, 1997. This promissory note was canceled on June 17, 1996 in consideration of the issuance of 200,000 shares of common stock of Triple I to the Company.

    In March 1996, the Company entered into an Agreement with Triple I whereby, in consideration of a lump sum payment of $200,000 to the Company, the Company agreed to purchase certain components for Triple I, subject to full reimbursement from Triple I of the cost of the components within ten days following the sale by Triple I of the products containing the components purchased by the Company. The term of the Agreement runs through June 30, 1997.

    In November 1995, the Company loaned $95,000 to Triple I, which was evidenced by a promissory note that bore interest at the rate of 10% per annum and matured on May 14, 1997. This promissory note was repaid in full on February 8, 1996. In connection with this loan, Triple I issued to the Company warrants to purchase 95,000 shares of common stock of Triple I, exercisable until November 13, 1998.


                                       6


                                 PROPOSAL NO. 2

          PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
           OF COMMON STOCK FROM 15,000,000 SHARES TO 50,000,000 SHARES

GENERAL

    On August 1, 1996, the Board of Directors approved a resolution to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 15,000,000 shares to 50,000,000 shares, subject to the approval of the Company's stockholders.

PURPOSES


    The  Company   continues  to  evaluate  ways  to  increase   value  for  its
stockholders, and the Board of Directors believes that it is prudent to have additional shares of Common Stock available for general corporate purposes, including acquisitions, equity financings, grants of stock options and recapitalizations, which may be done more expediently if the proposal to amend the Company's Certificate of Incorporation is approved by the stockholders at this meeting. A stockholder vote is required to increase the number of authorized shares of Common Stock. Given the time normally needed to complete a proxy solicitation, the Company may not be able to amend its Certificate of Incorporation expediently in the future if an opportunity arose that required the issuance of additional equity securities of the Company. The Board of Directors will determine whether, when and on what terms to issue shares of Common Stock in connection with any of the foregoing purposes.


    The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock will give the Company greater flexibility in responding to business needs and opportunities by allowing shares of Common Stock to be issued by the Board of Directors without the delay and expense of a special meeting of stockholders. For example, the Board of Directors may deem it appropriate to issue shares of Common Stock in connection with a private or public offering, to finance possible future acquisitions, for distribution to the Company's stockholders in the event of a stock dividend or stock split, or for distribution pursuant to employee benefit plans.


    If such additional authorized shares of Common Stock are subsequently issued other than pursuant to a stock dividend or stock split, the percentage interest of existing stockholders in the Company will be reduced. In addition, the issuance of additional shares of Common Stock could have a material adverse effect on the earnings per share and market price per share of the Company's Common Stock. The Company regularly considers financing and acquisition opportunities that may involve the issuance of equity securities. However, as of the date of this Proxy Statement, the Company has no commitments to issue any additional shares of its Common Stock in connection with any offerings, acquisitions, dividends or distributions. The issuance of any additional shares will be on terms deemed to be in the best interests of the Company and its stockholders.

    Stockholders of the Company do not now have preemptive rights to subscribe for or purchase additional shares of Common Stock, and the stockholders will have no preemptive rights to subscribe for or purchase any of the authorized shares of Common Stock that will be available for issuance as a result of the increase in the number of authorized shares of Common Stock. The Company does not currently intend to issue additional shares of Common Stock with preemptive rights.


    If the proposed amendment is adopted, the authority of the Board of Directors to issue the authorized but unissued shares of Common Stock might be considered as having the effect of discouraging an attempt by another person or entity to effect a takeover or otherwise gain control of the Company because the possible issuance of additional shares of Common Stock would dilute the voting power of the Common Stock then outstanding.


                                       7



IMPLEMENTATION

    If the proposed amendment is adopted by the stockholders, it will become effective upon filing and recording a Certificate of Amendment to the Company's Certificate of Incorporation as required by the General Corporation Law of Delaware.

RECOMMENDATION AND VOTE

    The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is advisable and in the best interests of the Company. Accordingly, the Board of Directors recommends a vote FOR the approval of Proposal No. 2.

                                 PROPOSAL NO. 3

          PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 1,000,000 SHARES TO 2,000,000 SHARES

GENERAL

    On September 26, 1996, the Board of Directors approved a resolution to amend the Company's Certificate of Incorporation to increase the number of shares of preferred stock, $.01 par value per share (the "Preferred Stock"), the Company is authorized to issue from 1,000,000 shares to 2,000,000 shares, subject to the approval of the Company's stockholders.

PURPOSES

    The Board of Directors believes that it is prudent to have additional shares of Preferred Stock available for general corporate purposes, including acquisitions, equity financings, grants of stock options and recapitalizations, which may be done more expediently if the proposal to amend the Company's Certificate of Incorporation is approved by the stockholders at this meeting. A stockholder vote is required to increase the number of authorized shares of Preferred Stock. Given the time normally needed to complete a proxy solicitation, the Company may not be able to amend its Certificate of Incorporation expediently in the future if an opportunity arose that required the issuance of additional equity securities of the Company. The Board of Directors will determine whether, when and on what terms to issue shares of Preferred Stock in connection with any of the foregoing purposes.

    The Board of Directors believes that the proposed increase in the number of authorized shares of Preferred Stock will give the Company greater flexibility in responding to business needs and opportunities by allowing shares of Preferred Stock to be issued by the Board of Directors without the delay and expense of a special meeting of stockholders. For example, the Board of Directors may deem it appropriate to issue shares of Preferred Stock in connection with a private or public offering, to finance possible future acquisitions, for distribution to the Company's stockholders in the event of a stock dividend or stock split, or for distribution pursuant to employee benefit plans.

    The Company's Certificate of Incorporation authorizes the Board of Directors to issue up to 1,000,000 shares of Preferred Stock. The issuance of any shares of Preferred Stock will be on terms deemed to be in the best interests of the Company and its stockholders. No shares of Preferred Stock are currently outstanding, and the Company has no present plans for the issuance thereof. The Preferred Stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors, without further action by stockholders, and may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, conversion and redemption rights and sinking fund provisions. The issuance of any such shares of Preferred Stock could adversely affect the rights of holders of Common Stock and, therefore, could reduce the value of the Common Stock. In addition, the ability of the Board of Directors to issue Preferred Stock could discourage, delay, or prevent a takeover of the Company.


                                       8



IMPLEMENTATION

    If the proposed amendment is adopted by the stockholders, it will become effective upon filing and recording a Certificate of Amendment to the Company's Certificate of Incorporation as required by the General Corporation Law of Delaware.

RECOMMENDATION AND VOTE

    The Board of Directors believes that the proposed increase in the number of authorized shares of Preferred Stock is advisable and in the best interests of the Company. Accordingly, the Board of Directors recommends a vote FOR the approval of Proposal No. 3.

                                 PROPOSAL NO. 4

       PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION
         PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED
       FOR ISSUANCE UNDER THE PLAN FROM 750,000 SHARES TO 1,500,000 SHARES


    On September 26, 1996, the Board of Directors approved a resolution to amend the Company's 1994 Stock Option Plan (the "Plan") to increase the aggregate number of shares of Common Stock reserved for issuance under the Plan from 750,000 shares to 1,500,000 shares, subject to stockholder approval. As of
September 10, 1996, 449,900 shares of the 750,000 shares of Common Stock issuable under the Plan were subject to outstanding options at exercise prices ranging from $3.50 to $33.63 per share, and stock options to purchase 207,250 shares of Common Stock had been exercised. Accordingly, as of September 10, 1996, options to purchase 92,850 shares of Common Stock were available for future grant by the Company under the Plan. Options granted under the Plan generally vest over a three year period.

THE PLAN

    The purpose of the Plan is to strengthen the ability of the Company to attract and retain well-qualified executive and managerial personnel and to provide additional incentive to the Company's employees and officers to contribute to the success of the Company, and thereby to enhance stockholder value. All employees (including employee Directors) are eligible to be granted incentive stock options as defined in Section 422 of the Internal Revenue Code, as amended, as well as "non-qualified options" (options not intended to qualify as incentive stock options). Non-employees are eligible to be granted non-qualified options under the Plan. The Plan was originally adopted on January 10, 1994.


    The per share exercise price of the Common Stock subject to all options granted pursuant to the Plan is determined by the Board of Directors at the time any option is granted. In the case of incentive stock options, the exercise price may not be less than the fair market value of the shares covered thereby at the time the incentive stock option is granted (but in no event less than par value), provided that no incentive stock option may be granted under the Plan to any regular employee of the Company or of a stock corporation of which the Company directly or indirectly owns a majority of the voting common or capital stock ("affiliated corporation"), if at the time of grant such employee directly or indirectly owns shares of Common Stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company and its affiliated corporations, unless the exercise price of the incentive stock option equals no less than 110% of the fair market value of the shares covered thereby at the time the incentive stock option is granted.

    Options under the Plan must be granted within ten years from the effective date of the Plan. Incentive stock options granted under the Plan cannot be exercised more than ten years from the date of grant, except that incentive stock options issued to an employee who at the time such option is granted owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company are limited to five year terms.


    The Board of Directors has retained the right to amend or terminate the Plan as it deems advisable. However, no amendment may be made to (i) increase the number of shares of Common Stock reserved for issuance under the Plan, (ii) change the class of employees eligible under the Plan or (iii) materially increase the benefits which may accrue to participants under the Plan without submitting such


                                       9



amendments to stockholders for approval. In addition, no amendments to, or termination of, the Plan shall impair the rights of any individual under options previously granted without such individual's consent. The Plan shall terminate no later than January 2004. Any options outstanding under the Plan at the time of the Plan's termination shall remain outstanding until such options expire by their terms.

FEDERAL INCOME TAX CONSEQUENCES

    No tax obligation will arise for the optionee or the Company upon the granting of either incentive stock options or non-qualified stock options under the Plan if the exercise price of the option is no less than the fair market value of the underlying shares of Common Stock measured on the date of the grant. Upon exercise of a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the stock acquired over the exercise price of the option. Thereupon, the Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the shares generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. The taxable event arising from the exercise of non-qualified stock options by officers of the Company subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, occurs on the later of the date on which the option is exercised or the date six months after the date the option was granted unless the optionee elects, within thirty days of the date of exercise, to recognize ordinary income as of the date of exercise. The income recognized at the end of any deferred period will include any appreciation in the value of the stock during that period and the capital gain holding period will not begin to run until the completion of such period.

    Upon the exercise of an incentive stock option, an optionee recognizes no immediate taxable income. The tax cost is deferred until the optionee sells the shares of stock received upon exercise of the option if the optionee does not dispose of the option shares within two years from the date the option was granted and within one year after the exercise of the option, and the option is exercised no later than three months after the termination of the optionee's employment. Upon sale of the option shares in accordance with the holding period described above, the optionee will recognize the gain on the sale as long term capital gain. Subject to the limitations in the Plan, certain of these holding periods and employment requirements are liberalized in the event of the optionee's death or disability while employed by the Company. The Company is not entitled to any tax deduction in connection with the grant, exercise or disposition of incentive stock options, except that if the stock is not held for the full term of the holding period outlined above, the gain on the sale of such stock, being the lesser of (i) the fair market value of the stock on the date of exercise minus the option price, or (ii) the amount realized on disposition of the option shares minus the option exercise price, will be taxed to the optionee as ordinary income and the Company will be entitled to a deduction in the same amount. Any additional gain or loss realized by an optionee upon disposition of shares prior to the expiration of the full term of the holding period outlined above generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. The "spread" upon exercise of an incentive stock option constitutes a tax preference item within the computation of the "alternative minimum tax" under the Internal Revenue Code. The tax benefits which might otherwise accrue to an optionee may be affected by the imposition of such tax if applicable to the optionee's individual circumstances.


    This description of the federal income tax consequences of the Plan will not be updated to reflect possible changes in federal tax laws, rules and regulations. No person should rely on the description above as providing tax advice.

GRANT OF OPTIONS UNDER THE PLAN

    Pursuant to the terms of the Plan, as of September 10, 1996, options to purchase 753,950 shares of Common Stock had been granted to executive officers and other employees of the Company, of which options to purchase 207,250 shares of Common Stock had been exercised and options to purchase 96,800 shares had been cancelled and were available for future grant. As of September 10, 1996, the Company had granted options to purchase 274,050 shares of Common Stock to all current executive officers as a group, and had granted options to purchase 479,900 shares of Common Stock to all employees, including all current officers who are not executive officers, as a group. The fair market


                                       10


value of the Common Stock underlying the options as of September 10, 1996 was $32.625 per share (American Stock Exchange closing sale price on September 10,
1996).  If this  proposed  amendment  is approved by the  stockholders,  842,850 shares of Common Stock would be issuable upon exercise of stock options available for future grant by the Company.

RECOMMENDATION AND VOTE

    The Board of Directors believes that the proposed increase in the number of shares of Common Stock underlying the Plan is advisable and in the best interests of the Company. Accordingly, the Board of Directors recommends a vote FOR the approval of Proposal No. 4.



                                 PROPOSAL NO. 5


      PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1994 FORMULA STOCK
       OPTION PLAN TO INCREASE THE EXERCISE PRICE OF OPTIONS GRANTED UNDER
      THE PLAN TO A NON-EMPLOYEE DIRECTOR UPON HIS/HER FIRST ELECTION AS A
    DIRECTOR FROM 85% OF THE FAIR MARKET VALUE OF THE SHARES OF COMMON STOCK
               ON THE DATE OF THE GRANT TO 100% OF THE FAIR MARKET
          VALUE OF THE SHARES OF COMMON STOCK ON THE DATE OF THE GRANT

    On September 26, 1996, the Board of Directors approved a resolution to amend the Company's 1994 Formula Stock Option Plan (the "Formula Plan") to increase the exercise price of options granted under the Formula Plan to a non-employee Director upon his/her first election as a Director from 85% of the fair market value of the shares of Common Stock on the date of the grant to 100% of the fair market value of the shares of Common Stock on the date of the grant, subject to stockholder approval. By increasing the exercise price as such, the Company anticipates that it will in the future reduce the compensation expense that it currently records in connection with the stock options granted to non-employee Directors under the Formula Plan upon their first election as Directors.

    On December 6, 1994, the Company's stockholders approved the Formula Plan. The purpose of the Formula Plan is to encourage non-employee Directors who are in a position to make significant contributions to the success of the Company and of its affiliated corporations to acquire a closer identification of their interests with those of the Company, thereby stimulating their efforts on behalf of the Company and strengthening their desire to remain involved with the Company. The Company has reserved 90,000 shares of Common Stock for issuance upon exercise of options that have been or may be granted under the Formula Plan. The Company's non-employee Directors are John J. Shields, J.P. Luc Beaubien, William M. Kinch and William J. Shea.

    The Formula Plan provides that each non-employee Director who has been elected as a Director for the first time receives on the date he/she becomes a Director options to purchase a total of 7,500 shares of Common Stock at an exercise price equal to 85% of the fair market value of the shares of Common Stock on the date of the grant (the "Initial Options"). The Initial Options vest and are exercisable on the date of the grant. If the stockholders approve this proposal, the exercise price of Initial Options granted in the future will be equal to the fair market value of the Company's Common Stock on the date of the grant.

    The Formula Plan also provides for the Company to grant to each of its non-employee Directors who has served as a Director of the Company for at least one full year, options to purchase a total of 1,500 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of the grant (the "Annual Options"). The Annual Options are granted on the first business day immediately following the Company's annual meeting of stockholders only if the recipient is a Director on the date of the grant and has attended, during the Company's fiscal year immediately preceding the grant, at least 75% of meetings of the Board of Directors and the committees on which the Director has served. The Annual Options vest and become exercisable one year following the date of the grant. No change has been proposed with respect to Annual Options.

    The Board of Directors has retained the right to amend or terminate the Formula Plan as it deems advisable. However, no amendment may be made to change the price at which options may be granted under the Formula Plan without submitting such amendment to stockholders for approval. In addition,



                                       11




no amendments to, or termination of, the Formula Plan shall impair the rights of any individual under options previously granted without such individual's consent. In any event, the Formula Plan shall terminate no later than October 2004. Any option outstanding under the Formula Plan at the time of the Formula Plan's termination shall remain outstanding until the option expires by its terms.

RECOMMENDATION AND VOTE

    The Board of Directors believes that the proposed amendment to the Company's 1994 Formula Stock Option Plan will not materially detract from the Company's ability to attract qualified Directors. The Board of Directors believes that such proposed amendment is advisable and in the best interests of the Company. Accordingly, the Board of Directors recommends a vote FOR the approval of Proposal No. 5.



                                 PROPOSAL NO. 6



       PROPOSAL TO RATIFY AND CONFIRM THE APPOINTMENT OF COOPERS & LYBRAND
              L.L.P. AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY
                    FOR THE FISCAL YEAR ENDING JUNE 30, 1997


    The persons named in the enclosed Proxy will vote to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending June 30, 1997 unless otherwise directed by stockholders. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting, and will have the opportunity to make a statement and answer questions from stockholders if he or she so desires.




                                       12


                   BENEFICIAL OWNERSHIP OF COMMON STOCK


    The following table sets forth as of September 18, 1996, the number and percentage ownership of the Company's Common Stock by (i) all persons known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, (ii) each Named Executive Officer (as defined herein), Director and Director Nominee, and (iii) all Directors and executive officers of the Company as a group.



                                                            NUMBER OF SHARES
                      NAME AND ADDRESS                        BENEFICIALLY    PERCENTAGE
                  OF BENEFICIAL OWNER(1)                        OWNED(2)        OF CLASS
                  ----------------------                        --------        --------
Emanuel Pinez                                                  2,200,010         25.9%
James M. Murphy(3)                                                59,166          *
John J. McDonald(4)                                               50,900          *
A. Uri Levy(5)                                                    33,750          *
John J. Shields(6)                                                11,500          *
J.P. Luc Beaubien(7)                                              11,250          *
William M. Kinch(8)                                               10,750          *
William J. Shea(9)                                                19,300          *
All Officers, Directors and Director Nominees as a Group
  (11 persons)(3)(4)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)       2,414,753         28.4%




----------

*      Less than 1%

(1) The address for all of these individuals is Centennial Technologies, Inc., 37 Manning Road, Billerica, Massachusetts 01821.


(2) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Includes 45,000 shares of Common Stock underlying a stock option exercisable at $3.50 per share that has vested. Includes 6,666 shares of Common Stock underlying a stock option which will become exercisable at $12.81 per share within 60 days of the date hereof, but excludes an additional 13,334 shares underlying the option that will vest beginning in October 1997.

(4) Includes 900 shares of Common Stock underlying a stock option exercisable of $3.50 per share that have vested, but excludes an additional 450 shares underlying the option that will vest in July 1997. Includes 15,000 shares of Common Stock underlying a stock option exercisable at $12.81 per share that have vested, and includes 35,000 shares of Common Stock underlying the option that will vest within 60 days of the date hereof. Excludes 16,890 shares of Common Stock and 33,110 shares of Common Stock underlying two separate stock options exercisable at $17.48 per share that will vest beginning in April 1997.


(5) Includes 18,750 shares of Common Stock underlying a stock option exercisable at $3.50 per share that have vested, but excludes an additional 18,750 shares underlying the option that will vest in July 1997. Since August 1996, Mr. Levy has not served as an executive officer or Director of the Company.


(6)    Includes  4,000 shares of Common  Stock owned by King's  Point  Holdings,
       Inc. Mr. Shields owns a majority of the stock of King's Point Holdings, Inc., and is the President and Chief Executive Officer of that corporation. Includes 7,500 shares of Common Stock underlying a stock option exercisable at $15.03 per share that has vested.


(7) Includes 11,250 shares of Common Stock underlying a stock option exercisable at $4.67 per share that has vested. Excludes 1,500 shares of Common Stock underlying a stock option exercisable at $16.13 per share that will vest in December 1996.



                                       13


(8)    Includes  7,500  shares  of  Common  Stock   underlying  a  stock  option
       exercisable at $12.36 per share that has vested.


(9) Includes 11,500 shares and 300 shares of the Company's Common Stock owned by Mr. Shea's wife and son, respectively. Includes 7,500 shares of Common Stock underlying a stock option exercisable at $25.77 per share that has vested.


(10) Excludes 33,750 shares of Common Stock beneficially owned by A. Uri Levy as set forth above in this table since Mr. Levy no longer serves as an executive officer or Director of the Company.


(11) Includes 2,200 shares of Common Stock owned by Wieslaw Brys, Chief Engineer of the Company. Includes 2,400 shares of Common Stock underlying a stock option owned by Mr. Brys exercisable at $3.50 per share that have vested, but excludes an additional 1,200 shares underlying the option that will vest in July 1997. Includes 1,200 shares of Common Stock underlying a stock option owned by Mr. Brys that will become exercisable at $17.00 per share within 60 days of the date hereof, but excludes an additional 2,400 shares underlying the option that will vest beginning in October 1997.

(12) Includes 5,000 shares of Common Stock underlying a stock option owned by Thomas J. MacCormack, Vice President of Manufacturing and Operations of the Company, that will become exercisable at $17.31 per share within 60 days of the date hereof, but excludes an additional 10,000 shares underlying the option that will vest beginning in November 1997.

(13) Includes 77 shares of Common Stock owned by Steven Schirm, Vice President of Quality Assurance of the Company. Includes 1,000 shares of Common Stock underlying a stock option owned by Mr. Schirm that will become exercisable at $17.00 per share within 60 days of the date hereof, but excludes an additional 2,000 shares underlying the option that will vest beginning in October 1997.

(14) Includes 35,000 shares of Common Stock underlying a stock option owned by Robert Silva, Vice President of Sales and Marketing for the PC Cards Division of the Company, exercisable at $3.50 per share that have vested, but excludes an additional 17,500 shares underlying the option that will vest in July 1997. Includes 5,000 shares of Common Stock underlying a stock option owned by Mr. Silva that will become exercisable at $14.44 per share within 60 days of the date hereof, but excludes an additional 10,000 shares underlying the option that will vest beginning in October 1997.

(15) Excludes 7,500 shares of Common Stock underlying a stock option owned by Donald R. Peck, the Treasurer of the Company, exercisable at $33.63 per share that will vest beginning in September 1997.


                                       14


                     COMPENSATION OF DIRECTORS AND OFFICERS

EXECUTIVE OFFICERS' COMPENSATION

    The following table sets forth the compensation paid to Mr. Pinez, the Company's Chief Executive Officer, with respect to services rendered to the Company during the fiscal years ended June 30, 1996, 1995, and 1994 ("Fiscal 1996, 1995 and 1994," respectively) and the other executive officers who earned in excess of $100,000 during Fiscal 1996 (the "Named Executive Officers").

                        SUMMARY COMPENSATION TABLE

                                                                ANNUAL COMPENSATION
                                                                -------------------
                     (A)                               (B)        (C)         (D)
                     ---                               ---        ---         ---
            NAME AND PRINCIPAL POSITION                YEAR   SALARY ($)   BONUS ($)
            ---------------------------                ----   ----------   ---------
Emanuel Pinez                                          1996      75,000           0
 Chief Executive Officer(1)                            1995     152,400           0
                                                       1994     224,931      60,000
A. Uri Levy                                            1996     154,038           0
 President and Chief Operating Officer(2)              1995     123,066      15,000
                                                       1994           0           0
James M. Murphy                                        1996     105,961           0
 Chief Financial Officer(3)                            1995     100,000           0
                                                       1994      54,551           0
John J. McDonald                                       1996     117,981      23,220
 Vice President of Sales and Marketing(4)              1995     110,000           0
                                                       1994     105,024           0

----------


(1) Mr. Pinez received an annual car allowance from the Company of approximately $2,408, $1,400 and $8,100 in Fiscal 1996, 1995 and 1994,
       respectively. Prior to March 1, 1994, the Company paid the compensation of Mr. Pinez, the Chief Executive Officer of the Company, to Camwill, S.A., a Swiss management corporation engaged in executive search and placement, which employed Mr. Pinez and contracted out his management services to corporations, including the Company. Camwill paid Mr. Pinez approximately 70% of amounts the Company paid to Camwill for his management services rendered to the Company. On March 1, 1994, Mr. Pinez entered into an employment agreement with the Company. Other than by his prior employment, Mr. Pinez is unaffiliated with Camwill. For the period July 1, 1993 to February 28, 1994, Mr. Pinez was paid $176,299 by Camwill. From March 1, 1994 to June 30, 1994, Mr. Pinez was paid $108,632 by the Company, of which $60,000 was paid to Mr. Pinez in the form of bonuses ratified by the Company's Board of Directors.


(2) Since August 1996, Mr. Levy has not served as President or Chief Operating Officer of the Company. During Fiscal 1996, Mr. Levy received an annual education allowance of up to $10,000 as needed. Mr. Levy currently serves as President of Centennial Capital Corporation, a wholly owned subsidiary of the Company.

(3) On October 11, 1995 the Company granted Mr. Murphy a stock option to purchase 20,000 shares of Common Stock at an exercise price of $12.81 per share that is exercisable until October 10, 1999. The option will vest and become exercisable over three years beginning October 11, 1996.


(4) Mr. McDonald received an annual car allowance from the Company of approximately $7,997, $7,200 and $7,200 in Fiscal 1996, 1995 and 1994,
       respectively. On October 11, 1995, the Company granted Mr. McDonald a stock option to purchase 50,000 shares of Common Stock at an exercise price of $12.81 per share that is exercisable until October 10, 1999. As of August 1, 1996, 15,000 shares of Common Stock underlying Mr. McDonald's option had vested and were exercisable, with full vesting occurring on October 11, 1996. On April 19, 1996, the Company granted Mr. McDonald two separate options to purchase, in the aggregate, an additional 50,000 shares of Common Stock at an exercise price of $17.48 per share that are exercisable until April 18, 2000. These options will vest and become exercisable over three years beginning April 19, 1997. Mr. McDonald has also served as the Company's President since August 1996.


                                       16




                       OPTION GRANTS IN FISCAL 1996

                                                                                       POTENTIAL REALIZABLE VALUE
                                                                                         AT ASSUMED ANNUAL RATES
                                                                                       OF STOCK PRICE APPRECIATION
                                                  INDIVIDUAL GRANTS                       FOR OPTION TERM (1)
                                                  -----------------                       --------------------
              (A)                    (B)          (C)          (D)           (E)           (F)            (G)
              ---                    ---          ---          ---           ---           ---            ---
                                  NUMBER OF   % OF TOTAL
                                 SECURITIES     OPTIONS
                                 UNDERLYING   GRANTED TO
                                   OPTIONS     EMPLOYEES   EXERCISE OR
                                   GRANTED     IN FISCAL    BASE PRICE   EXPIRATION
             NAME                    (2)       YEAR (3)      ($/SH)         DATE          5%($)         10%($)
             ----                 --------     ---------      ------        ----          -----         ------
Emanuel Pinez                           0            0         N/A           N/A           N/A            N/A
A. Uri Levy                             0            0         N/A           N/A           N/A            N/A
James M. Murphy(4)                 20,000         6.42        12.81       10/10/99        55,273        118,976
John J. McDonald(5)                50,000        16.05        12.81       10/10/99       138,184        297,439
                                   50,000        16.05        17.48       04/18/00       189,568        407,088


(1) Amounts reported in these columns represent hypothetical amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options as prescribed by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

(2) The Company has registered the shares of Common Stock underlying its 1994 Stock Option Plan (the "Plan") and 1994 Formula Stock Option Plan (the "Formula Plan"), allowing such shares to become fully tradeable upon issuance.

(3) In Fiscal 1996, options to purchase up to 305,900 shares of Common Stock were granted under the Plan to Company employees, including executive officers, and options to purchase up to 9,000 shares of Common Stock were granted under the Formula Plan to non-employee Directors. Of the options granted under the Plan, 168,700 were exercised and 70,000 were canceled in Fiscal 1996.


(4) The option was granted on October 11, 1995 with options to purchase 6,666 shares becoming vested and exercisable on October 11, 1996, and with an additional 6,666 and 6,667 options becoming vested and exercisable on each of October 11, 1997 and October 11, 1998, respectively.


(5) The option to purchase 50,000 shares of Common Stock at $12.81 per share was granted on October 11, 1995, of which 15,000 options became vested and exercisable as of January 31, 1996, and with the remaining 35,000 options becoming vested and exercisable on October 11, 1996. Two separate options to purchase, in the aggregate, an additional 50,000 shares of Common Stock at $17.48 per share were granted on April 19, 1996, with 16,890 options becoming vested and exercisable over three years commencing on April 19, 1997 and 33,110 options becoming vested and exercisable on April 19, 1997.



       AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND FY-END OPTION VALUES


                    (A)                              (B)           (C)           (D)                (E)
                    ---                              ---           ---           ---                ---
                                                                              NUMBER OF
                                                                             SECURITIES          VALUE OF
                                                                             UNDERLYING         UNEXERCISED
                                                                             UNEXERCISED       IN-THE-MONEY
                                                                               OPTIONS            OPTIONS
                                                                  VALUE       AT FY-END        EXERCISABLE/
                                               SHARES ACQUIRED   REALIZED   EXERCISABLE/       UNEXERCISABLE
                    NAME                         ON EXERCISE       ($)      UNEXERCISABLE        ($) (1)
                    ----                         -----------       ---      -------------        --------
Emanuel Pinez                                           0              0              0/0                  0/0
A. Uri Levy                                        37,500        445,312         0/37,500            0/989,062
James M. Murphy                                     7,500        102,187    27,500/37,500      725,312/802,862
John J. McDonald                                        0              0    15,450/85,900    267,843/1,240,762


----------

(1) In-the-Money Options are those options for which the fair market value of the underlying Common Stock is greater than the exercise price of the option. The fair market value of the Company's Common Stock underlying the options as of June 30, 1996 was $29.875 per share (American Stock Exchange closing sale price on June 28, 1996).


                                       16






COMPENSATION OF DIRECTORS DURING FISCAL 1996

    Since April 12, 1994, the date of the Company's initial public offering (the "Initial Public Offering"), each non-employee Director has been compensated $1,000 per year for a full year of service and $250 for each Board of Directors meeting attended. William M. Kinch, J.P. Luc Beaubien and John J. Shields, non-employee Directors of the Company, each received $1,417, $2,500 and $250, respectively, from the Company as compensation for their services to the Company as Directors during Fiscal 1996. On December 1, 1995, Mr. Beaubien received a non-qualified option to purchase up to 1,500 shares of Common Stock at a price of $16.13 per share exercisable at any time between December 1, 1996 and November 29, 2000. On April 10, 1996, Mr. Shields received a non-qualified option to purchase up to 7,500 shares of Common Stock at a price of $15.03 per share exercisable at any time from April 11, 1996 through April 9, 2001.


EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

    On March 1, 1994, the Company entered into an employment and non-competition agreement with Mr. Pinez, the Company's Chief Executive Officer, that expires on December 31, 1996 ("Pinez's Employment Agreement"). Pinez's Employment Agreement provides for a salary of $150,000 per annum plus the use of a Company-owned car, cost-of-living increases and such other bonuses as may be determined by the Company's Board of Directors. Mr. Pinez's salary of $75,000 in Fiscal 1996 reflected a reduction of his management duties and responsibilities in Fiscal 1996. In August 1996, Mr. Pinez's annual salary was reinstated to $150,000 due to an increase in his management duties and responsibilities to levels which existed prior to Fiscal 1996. Pinez's Employment Agreement also provides that Mr. Pinez is entitled to receive benefits offered to the Company's employees generally as well as severance benefits equal to 200% of his salary, payable in a lump sum if (i) the Company or a substantial portion of the Company is acquired without the Board of Directors' approval, (ii) his employment is terminated without cause, (iii) his salary is reduced without his consent, or
(iv) there is a change in his principal place of employment from the greater Boston, Massachusetts area without his consent. Pinez's Employment Agreement provides that "cause" includes (i) the repeated and material neglect of Mr. Pinez's duties under the agreement, (ii) conviction of a felony, (iii) fraud or embezzlement involving the Company, (iv) a substantial change in his position or authority within the Company without his consent, or (v) extended disability.

    Pinez's Employment Agreement provides for successive one-year renewals after the initial term and contains a provision prohibiting Mr. Pinez from competing with the Company for a two-year period following termination of employment.

    On May 1, 1994, the Company entered into an employment and non-competition agreement with Mr. Murphy, the Company's Chief Financial Officer, that expires on December 31, 1996 ("Murphy's Employment Agreement"). Murphy's Employment Agreement provides for an annual salary of $100,000, such other bonuses and stock options as may be determined by the Company's Board of Directors, and all benefits offered to other executive officers of the Company. If Mr. Murphy is terminated without cause, as defined in Murphy's Employment Agreement, the Company will be obligated to pay him a severance amount equal to six months of his then current annual salary and for a period of six months provide him with all of the health and insurance benefits he received at the time of his termination. For the purposes of Murphy's Employment Agreement, the term "cause" means the willful breach or habitual neglect of Mr. Murphy's obligations under the agreement or his duties as an employee of the Company.

    In the event that a substantial portion of the Company is acquired without the approval of the Company's Board of Directors, Murphy's Employment Agreement provides that he shall be entitled to receive, as severance pay, an amount equal to 150% of his then current annual salary within thirty days of the date of his termination. Also, for a period of six months from the date of such termination, Mr. Murphy shall receive all health and insurance benefits he enjoyed at the time of his termination.

                                       17




    On October 20, 1995, the Company entered into an employment and non-competition agreement with Mr. McDonald, the Company's President and Vice President of Sales and Marketing, that expires on December 31, 1998 ("McDonald's Employment Agreement"). McDonald's Employment Agreement provides for an annual salary of $120,000, a monthly automobile allowance of $700, such other bonuses and stock options as may be determined by the Company's Board of Directors, and all other benefits provided to the other executive officers of the Company. If Mr. McDonald is terminated without cause, as defined in McDonald's Employment Agreement, the Company will be obligated to pay him a severance amount equal to six months of his then current annual salary and also provide him for a period of six months with all of the health and insurance benefits he enjoyed at the time of his termination. For the purposes of McDonald's Employment Agreement, the term "cause" means the intentional falseness of any material warranty or representation made by Mr. McDonald in McDonald's Employment Agreement, or the willful breach or habitual neglect of Mr. McDonald's obligations under that Agreement or his duties as an employee of the Company.

    In the event that a substantial portion of the Company is acquired without the approval of the Company's Board of Directors, McDonald's Employment Agreement provides that Mr. McDonald shall be entitled to receive as severance pay, an amount equal to 150% of his then current annual salary within thirty days of the date of his termination. Mr. McDonald also shall be entitled to receive, for a period of six months from the date of such termination, all health and insurance benefits he enjoyed at the time of his termination.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company's executive compensation program is administered by the Compensation Committee. This committee, composed of Messrs. Beaubien and Kinch, is responsible for establishing the policies that govern base salary, as well as short and long-term incentives for the Company's senior management team. Following review and approval by the Committee of the compensation policies, all issues pertaining to executive compensation are submitted to the Board of Directors for approval. The Committee's informal executive compensation philosophy (which applies generally to all of the Company's management)
considers a number of factors, which may include providing levels of compensation competitive with companies at a comparable stage of development and in the Company's geographic area, recognizing the overall cost of living in the Company's geographical region, integrating management's pay with the achievement of performance goals, rewarding above average corporate performance, recognizing and providing incentive for individual initiative and achievement, and promoting a cooperative spirit among the executive officers of the Company. The Committee also endorses the position that equity ownership by management is beneficial in aligning management's and stockholder's interest in the enhancement of stockholder value by providing management with longer-term incentives. Accordingly, compensation structures for management generally include a combination of salary and stock options.

    In setting, reviewing and approving the cash compensation for all executive officers, the Committee reviews salaries annually. The Committee's policy is to fix base salaries at levels comparable to the amounts paid to senior executives with comparable qualifications, experience and responsibilities at other companies of similar size and engaged in a similar business to that of the Company. In addition, the base salaries take into account the Company's relative performance as compared to these companies and the attainment of certain planned objectives. The Company believes the present compensation for its executive officers is comparable to these similarly situated companies.

    Incentive-based compensation is an integral part of the overall compensation package of the executive group, other than those executive employees who already own an appreciable share of the Company's outstanding Common Stock. Incentive compensation in the form of stock options is designed to provide long-term incentives to executive officers and other employees, to encourage the executive officers and other employees to remain with the Company and to enable them to develop and maintain a stock ownership position in the Company's Common Stock. The Company's stock option plans have been used for the granting of stock options to eligible employees, including executive officers.

                                       18




    During Fiscal 1996, stock options to purchase shares of the Company's Common Stock were granted to various employees of the Company. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's Common Stock at any particular point in time. Equity compensation in the form of stock options is designed to provide long-term incentives to executive officers and other employees. The options have been granted in order to motivate these employees to maximize stockholder value. Generally, options granted to these employees expire after a ten-year period. In addition, the Company has a policy of awarding stock options at not less than the fair market value at the date of grant. As a result of this policy, executives and other employees are rewarded economically only to the extent that the Stockholders also benefit through appreciation in the value of the Company.

    Options granted to employees are used to attract qualified personnel or granted to existing employees based on such factors as individual initiative, achievement and performance. The Committee generally reviews the option holdings of each of the executive officers, including exercise price and the then current value of unexercised options. The Committee considers equity compensation to be an integral part of a competitive executive compensation package and an important mechanism to align the interests of management with those of the Company's stockholders.

    During Fiscal 1996, Emanuel Pinez received a salary of $75,000. The reduction in Mr. Pinez's annual salary for Fiscal 1996 was attributable to a reduction of his management duties and responsibilities during Fiscal 1996. In August 1996, the Compensation Committee and the Company's Board of Directors reinstated Mr. Pinez's annual salary to $150,000 due to an increase in his management duties and responsibilities to levels which existed prior to Fiscal 1996.

    The Compensation Committee is satisfied that the executive officers of the Company are dedicated to achieving significant improvements in the long-term financial performance of the Company and that the compensation policies and programs implemented and administered have contributed and will continue to contribute towards achieving this goal.

    This report has been submitted by the members of the Compensation Committee.

                         COMPENSATION COMMITTEE MEMBERS

                                J.P. Luc Beaubien
                                William M. Kinch
                                September 5, 1996



                                       19




PERFORMANCE GRAPH


    The following graph and table reflect the cumulative total stockholder return (assuming reinvestment of dividends, if any) from investing $100 on April 12, 1994 (the date the Company's Common Stock began trading on the American Stock Exchange (the "AMEX")), and plotted at the end of each fiscal and calendar year-end thereafter, in each of (i) the Company's Common Stock*; (ii) the AMEX Market Index of U.S. companies (the "AMEX Market Index"); and (iii) a Peer Group Index based upon the Company's Standard Industry Classification Number (the "SIC Code Index").



           [PERFORMANCE GRAPH APPEARS HERE WITH FOLLOWING PLOT POINTS]






------------------------------------------------------------------------------------------------------
                                         4/12/94   6/30/94   12/31/94    6/30/95   12/31/95   6/30/96
------------------------------------------------------------------------------------------------------
Centennial Technologies                    $100    $102.44    $178.05    $441.46   $552.16    $ 873.95
AMEX Market Index                          $100    $  83.89   $113.35    $141.06   $176.64    $ 203.36
SIC Code Index                             $100    $  93.32   $  97.85   $112.92   $123.10     $130.01

----------
* This graph does not reflect the performance of the Redeemable Warrants purchased in connection with the Initial Public Offering.


                                       20


               PRICE RANGE OF COMMON STOCK AND REDEEMABLE WARRANTS

    The Company's Common Stock and Redeemable Warrants have been traded on the American Stock Exchange ("AMEX") since the Company's Initial Public Offering on April 12, 1994.


    As of September 18, 1996, there were approximately 107 record holders of the Common Stock. Management believes there are approximately 4,385 beneficial holders of the Company's Common Stock.

    The following table sets forth the high and low sale prices for the Common Stock as reported by AMEX for the periods indicated.

COMMON STOCK

                                                                 HIGH      LOW
                                                                 ----      ---
1995
First Fiscal Quarter                                           $  6 3/8   $ 3 1/2
Second Fiscal Quarter                                             6 5/8     5 1/4
Third Fiscal Quarter                                              7 7/8     5 1/8
Fourth Fiscal Quarter                                            16         7 1/4

1996
First Fiscal Quarter                                             18 5/8    13 3/8
Second Fiscal Quarter                                            20 3/4    12 1/2
Third Fiscal Quarter                                             22        17 1/8
Fourth Fiscal Quarter                                            30 7/8    16 5/8

    REDEEMABLE WARRANTS*

                                                                 HIGH      LOW
                                                                 ----      ---
1995
First Fiscal Quarter                                           $  2 1/2   $   5/8
Second Fiscal Quarter                                             2 7/8     1 3/8
Third Fiscal Quarter                                              4 3/4     1 3/4
Fourth Fiscal Quarter                                            17         3 7/8

1996
First Fiscal Quarter                                             21        13 5/8
Second Fiscal Quarter (through December 7, 1995)                 23        11 3/4

----------
* All of the Redeemable Warrants had been exercised by December 7, 1995.



                                 DIVIDENDS

    The Company has not paid dividends on its Common Stock since its inception and has no intention of paying any dividends to its stockholders in the foreseeable future. The Company currently intends to reinvest earnings, if any, in the development and expansion of its business. The declaration of dividends in the future will be at the election of the Board of Directors and will depend upon the earnings, capital requirements and financial position of the Company, general economic conditions and other pertinent factors. In addition, the Company's bank line of credit agreement currently prohibits the payment of cash dividends without the bank's prior written consent.

              ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS

    Coopers & Lybrand L.L.P. served as the Company's independent public accountants for the fiscal year ended June 30, 1996. The Board of Directors appoints the Company's independent public accountants annually based upon the recommendation of the Audit Committee, which reviews several factors, including the audit scope and estimated audit fees. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting of Stockholders, and will have the opportunity to make a statement if he or she so desires, and respond to appropriate questions from stockholders.

                                       21



                             VOTING AT MEETING


    The Board of Directors has fixed Wednesday, September 18, 1996, as the record date for the determination of stockholders entitled to vote at this meeting. At the close of business on that date, there were outstanding and entitled to vote 8,521,270 shares of Common Stock.

                          SOLICITATION OF PROXIES

    The solicitation of proxies is made by the Company, and the cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

                            REVOCATION OF PROXY

    Subject to the terms and conditions set forth herein, all proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the meeting the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

                           STOCKHOLDER PROPOSALS

    In order to be included in Proxy material for the 1997 Annual Meeting, tentatively scheduled for November 12, 1997, stockholders' proposed resolutions must be received by the Company on or before May 29, 1997. The Company suggests that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company.

                               ANNUAL REPORT

    THE COMPANY IS PROVIDING TO EACH STOCKHOLDER,  WITHOUT CHARGE, A COPY OF THE
COMPANY'S  ANNUAL  REPORT,   INCLUDING  THE  FINANCIAL  STATEMENTS  AND  RELATED
SCHEDULES FOR THE COMPANY'S MOST RECENT FISCAL YEAR ENDED JUNE 30, 1996.

                               MISCELLANEOUS

    The Management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.


                       By Order of the Board of Directors



                                        ANDREW D. MYERS
                                        Assistant Secretary

Billerica, Massachusetts
October 3, 1996

    THE MANAGEMENT HOPES THAT THE STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.


                                       22










                                   APPENDIX TO
                               PROXY STATEMENT OF
                          CENTENNIAL TECHNOLOGIES, INC.
                         -------------------------------





                          CENTENNIAL TECHNOLOGIES, INC.

                             1994 STOCK OPTION PLAN


                                    ARTICLE I

                               PURPOSE OF THE PLAN

         The purpose of this Plan is to encourage and enable employees, consultants, directors and others who are in a position to make significant contributions to the success of CENTENNIAL TECHNOLOGIES, INC. and of its affiliated corporations upon whose judgment, initiative and efforts the Corporation depends for the successful conduct of its business, to acquire a closer identification of their interests with those of the Corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder, thereby stimulating their efforts on behalf of the Corporation and strengthening their desire to remain involved with the Corporation. Any employee, consultant or advisor designated to participate in the Plan is referred to as a "Participant."

                                   ARTICLE II

                                  DEFINITIONS

         2.1 "Affiliated Corporation" means any stock corporation of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation.

         2.2  "Award" means an Option granted under Article V.

         2.3 "Board" means the Board of Directors of the Corporation or, if one or more has been appointed, a Committee of the Board of Directors of the Corporation.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.5 "Committee" means a Committee of not less than two members of the Board appointed by the Board to administer the Plan.







         2.6 "Corporation" means CENTENNIAL TECHNOLOGIES, INC., a Delaware corporation, or its successor.

         2.7 "Employee" means any person who is a regular full-time or part-time employee of the Corporation or an Affiliated Corporation on or after January 7, 1994.

         2.8 "Incentive Stock Option" ("ISO") means an option which qualifies as an incentive stock option as defined in Section 422 of the Code, as amended.

         2.9 "Non-Qualified Option" means any option not intended to qualify as an Incentive Stock Option.

         2.10 "Option" means an Incentive Stock Option or Non-Qualified Option granted by the Board under Article V of this Plan in the form of a right to purchase Stock evidenced by an instrument containing such provisions as the Board may establish. Except as otherwise expressly provided with respect to an Option grant, no Option granted pursuant to the Plan shall be an Incentive Stock Option.

         2.11 "Participant" means a person selected by the Committee to receive an award under the Plan.

         2.12 "Plan" means this 1994 Stock Option Plan.

         2.13 "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

         2.14 "Restricted Period" means the period of time selected by the Committee during which an award may be forfeited by the person.

         2.15 "Stock" means the Common Stock, $.01 par value per share, of the Corporation or any successor, including any adjustments in the event of changes in capital structure of the type described in Article XI.

                                   ARTICLE III

                           Administration of the Plan

         3.1 Administration by Board. This Plan shall be administered by the Board of Directors of the Corporation. The Board may, from time to time, delegate any of its functions under this Plan to one or more Committees. All references in this Plan to the Board shall also include the Committee or Committees, if one or more have been appointed by the Board. From time to time the Board may increase the size of the Committee or Committees and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee or Committees and thereafter directly administer the Plan. No member of the Board or a Committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder.
         If a Committee is appointed by the Board, a majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of Committee members. On or after registration of the Stock under the Securities Exchange Act of 1934, as amended, the Board shall delegate the power to select directors and officers to receive Awards under the Plan, and the timing, pricing and amount of such Awards to a Committee, all members of which shall be "disinterested persons" within the meaning of Rule 16b-3 under that Act.

         3.2 Powers. The Board of Directors and/or any Committee appointed by the Board shall have full and final authority to operate, manage and administer the Plan on behalf of the Corporation.
This authority includes, but is not limited to:

         (a) The power to grant Awards conditionally or unconditionally,

         (b) The power to prescribe the form or forms of any instruments evidencing Awards granted under this Plan,

         (c)  The power to interpret the Plan,

         (d) The power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe and rescind regulations for interpretation, management and administration of the Plan,

         (e)  The  power  to  delegate   responsibility   for  Plan   operation,
              management and administration on such terms, consistent with the Plan, as the Board may establish,

         (f) The power to delegate to other persons the responsibility of performing ministerial acts in furtherance of the Plan's purpose, and

         (g) The power to engage the services of persons, companies, or organizations in furtherance of the Plan's purpose, including but not limited to, banks, insurance companies, brokerage firms and consultants.

        3.3 Additional Powers. In addition, as to each Option to buy Stock of the Corporation, the Board shall have full and final authority in its discretion: (a) to determine the number of shares of Stock subject to each Option; (b) to determine the time or times at which Options will be granted; (c) to determine the option price of the shares of Stock subject to each Option, which price shall be not less than the minimum price specified in Article V of this Plan; (d) to determine the time or times when each Option shall become exercisable and the duration of the exercise period (including the acceleration of any exercise period), which shall not exceed the maximum period specified in
Article V; (e) to determine whether each Option granted shall be an Incentive Stock Option or a Non- qualified Option; and (f) to waive compliance by a Participant with any obligation to be performed by him under an Option, to waive any condition or provision of an Option, and to amend or cancel any Option (and if an Option is cancelled, to grant a new Option on such terms as the Board may specify), except that the Board may not take any action with respect to an outstanding option that would adversely affect the rights of the Participant under such Option without such Participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Article XI.
         In no event may the Company grant an Employee any Incentive Stock Option that is first exercisable during any one calendar year to the extent the aggregate fair market value of the Stock (determined at the time the options are granted) exceeds $100,000 (under all stock option plans of the Corporation and any Affiliated Corporation); provided, however, that this paragraph shall have no force and effect if its inclusion in the Plan is not necessary for Incentive Stock Options issued under the Plan to qualify as such pursuant to Section 422(d)(1) of the Code.

                                   ARTICLE IV

                                   ELIGIBILITY

         4.1 Eligible Employees. All Employees (including Directors who are Employees) are eligible to be granted Incentive Stock Option and Non-Qualified Option Awards under this Plan.

         4.2 Consultants, Directors and other Non-Employees. Any Consultant, Director (whether or not an Employee) and any other Non-Employee is eligible to be granted Non-Qualified Option Awards under the Plan, provided the person has not irrevocably elected to be ineligible to participate in the Plan.

         4.3 Relevant Factors. In selecting individual Employees, Consultants, Directors and other Non-Employees to whom Awards shall be granted, the Board shall weigh such factors as are relevant to accomplish the purpose of the Plan as stated in Article I. An individual who has been granted an Award may be granted one or more additional Awards, if the Board so determines. The granting of an Award to any individual shall neither entitle that individual to, nor disqualify him from, participation in any other grant of Awards.

                                    ARTICLE V

                               Stock Option Awards


         5.1 Number of Shares. Subject to the provisions of Article XI of this Plan, the aggregate number of shares of Stock for which options may be granted under this Plan shall not exceed seven hundred fifty thousand (750,000) shares. The shares to be delivered upon exercise of Options under this Plan shall be made available, at the discretion of the Board, either from authorized but unissued shares or from previously issued and reacquired shares of Stock held by the Corporation as treasury shares, including shares purchased in the open market. Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.


         5.2 Effect of Expiration, Termination or Surrender. If an Option under this Plan shall expire or terminate unexercised as to any shares covered thereby, or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Options under the Plan, such shares shall thereafter be available for the granting of other Options under this Plan.

         5.3 Term of Options. The full term of each Option granted hereunder shall be for such period as the Board shall determine. In the case of Incentive Stock Options granted hereunder, the term shall not exceed ten (10) years from the date of granting thereof. Each Option shall be subject to earlier termination as provided in Sections 6.3 and 6.4. Notwithstanding the foregoing, the term of options intended to qualify as "Incentive Stock Options" shall not exceed five (5) years from the date of granting hereof if such option is granted to any employee who at the time such option is granted owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

         5.4 Option Price. The Option price shall be determined by the Board at the time any Option is granted. In the case of Incentive Stock Options, the exercise price shall not be less than one hundred percent (100%) of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted (but in no event less than par value), provided that no Incentive Stock Option shall be granted hereunder to any Employee if at the time of grant the Employee, directly or indirectly, owns Stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Corporation and its Affiliated Corporations unless the Incentive Stock Option price equals not less than one hundred ten percent (110%) of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted.
         5.5 Fair Market Value. If, at the time an Option is granted under the Plan, the Corporation's Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Stock on the NASDAQ National Market List, if the Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an establishedquotation service for over-the-counter securities, if the Stock is not reported on the NASDAQ National Market List. However, if the Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length.



                                      -10-




         5.6 Non-Transferability of Options. No Option granted under this Plan shall be transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Option may be exercised during the grantee's lifetime only by the grantee.
         5.7 Foreign Nationals. Awards may be granted to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

                                   ARTICLE VI

                               EXERCISE OF OPTION

         6.1 Exercise. Each Option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Board shall have the right to accelerate the date of exercise of any option, provided that, the Board shall not accelerate the exercise date of any Incentive Stock Option granted if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code.

         6.2 Notice of Exercise. A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price can be paid partly or completely in shares of the
Corporation's stock valued at Fair Market Value as defined in Section 5.5 hereof, or by any such other lawful consideration as the Board may determine. Until such person has been issued a certificate or certificates for the shares so purchased and has fully paid the purchase price for such shares, he or she shall possess no rights of a record holder with respect to any of such shares. In the event that the Corporation elects to receive payment for such shares by means of a promissory note, such note, if issued to an officer, director or holder of 5% or more of the Company's outstanding Common Stock, shall provide for payment of interest at a rate no less than the interest rate then payable by the Company to its principal commercial lender, or if the Company has no loan outstanding to a commercial lender, then the interest rate payable shall equal the prevailing prime rate of interest then charged by commercial banks headquartered in Massachusetts (as determined by the Board of Directors in its reasonable discretion) plus two percent (2%).

         6.3 Option Unaffected by Change in Duties. No Incentive Stock Option (and, unless otherwise determined by the Board of Directors, no Non-Qualified Option granted to a person who is, on the date of the grant, an Employee of the Corporation or an Affiliated Corporation) shall be affected by any change of duties or position of the optionee (including transfer to or from an Affiliated Corporation), so long as he or she continues to be an Employee. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Corporation or any Affiliated Corporation to continue the employment of the optionee after the approved period of absence.
              If the optionee shall cease to be an Employee for any reason other than death, such Option shall thereafter be exercisable only to the extent of the purchase rights, if any, which have accrued as of the date of such cessation; provided that (i) the Board may provide in the instrument evidencing any Option that the Board may in its absolute discretion, upon any such cessation of employment, determine (but be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional shares covered by such Option; and (ii) unless the Board shall otherwise provide in the instrument evidencing any Option, upon any such cessation of employment, such remaining rights to purchase shall in any event terminate upon the earlier of (A) the expiration of the original term of the Option; or (B) where such cessation of employment is on account of disability, the expiration of one year from the date of such cessation of employment and, otherwise, the expiration of three months from such date. For purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code.
              In the case of a Participant who is not an employee, provisions relating to the exercisability of an Option following termination of service shall be specified in the award. If not so specified, all Options held by such Participant shall terminate on termination of service to the Corporation.

         6.4 Death of Optionee. Should an optionee die while in possession of the legal right to exercise an Option or Options under this Plan, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any Options theretofore granted, may, unless otherwise provided by the Board in any instrument evidencing any Option, exercise such Options at any time prior to one year from the date of death; provided, that such Option or Options shall expire in all events no later than the last day of the original term of such Option; provided, further, that any such exercise shall be limited to the purchase rights which have accrued as of the date when the optionee ceased to be an Employee, whether by death or otherwise, unless the Board provides in the instrument evidencing such Option that, in the discretion of the Board, additional shares covered by such Option may become subject to purchase immediately upon the death of the optionee.





                                   ARTICLE VII

                          REPORTING PERSON LIMITATIONS

         To the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, and any successor provision, at least six months must elapse from the date of acquisition of an Option by a Reporting Person to the date of disposition of such Option (other than upon exercise) or its underlying Common Stock.

                                  ARTICLE VIII

                         TERMS AND CONDITIONS OF OPTIONS

         Options shall be evidenced by instruments (which need not be identical) in such forms as the Board may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Articles V and VI hereof and may contain such other provisions as the Board deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Board may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to Incentive Stock Options, or to such other termination and cancellation provisions as the Board may determine. The Board may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Corporation to execute and deliver such instruments. The proper officers of the Corporation are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.


                                   ARTICLE IX

                                 BENEFIT PLANS


         Awards under the Plan are discretionary and are not a part of regular salary. Awards may not be used in determining the amount of compensation for any purpose under the benefit plans of the Corporation, or an Affiliated
Corporation, except as the Board may from time to time expressly provide. Neither the Plan, an Option or any instrument evidencing an Option confers upon any Participant any right to continue as an employee of, or consultant or advisor to, the Company or an Affiliated Corporation or affect the right of the Corporation or any Affiliated Corporation to terminate them at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profits granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Corporation to the Participant by contract or otherwise.


                                    ARTICLE X

                AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

         The Board may suspend the Plan or any part thereof at any time or may terminate the Plan in its entirety. Awards shall not be granted after Plan termination. The Board may also amend the Plan from time to time, except that amendments which affect the following subjects must be approved by stockholders of the Corporation:

     (a) Except as provided in Article XI relative to capital changes, the number of shares as to which Options may be granted pursuant to
              Article V;

     (b)      The maximum term of Options granted;

     (c)      The minimum price at which Options may be granted;

     (d)      The term of the Plan; and

     (e)      The requirements as to eligibility for participation in the Plan.

         Awards granted prior to suspension or termination of the Plan may not be cancelled solely because of such suspension or termination, except with the consent of the grantee of the Award.


                                   ARTICLE XI

                          CHANGES IN CAPITAL STRUCTURE

         The instruments evidencing Options granted hereunder shall be subject to adjustment in the event of changes in the outstanding Stock of the Corporation by reason of Stock dividends, Stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of an Award to the same extent as would affect an actual share of Stock issued and outstanding on the effective date of such change. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. In the event of any such change, the aggregate number and classes of shares for which Options may thereafter be granted under Section 5.1 of this Plan may be appropriately adjusted as determined by the Board so as to reflect such change.
         Notwithstanding  the foregoing,  any adjustments  made pursuant to this
Article XI with respect to Incentive Stock Options shall be made only after the Board, after consulting with counsel for the Corporation, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Board determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments.
         In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as the Board shall determine.
         Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.
         No fractional shares shall be issued under the Plan and the optionee shall receive from the Corporation cash in lieu of such fractional shares.

                                  ARTICLE XII

                       EFFECTIVE DATE AND TERM OF THE PLAN

         The Plan shall become effective on January 10, 1994. The Plan shall continue until such time as it may be terminated by action of the Board or the Committee; provided, however, that no Options may be granted under this Plan on or after the tenth anniversary of the effective date hereof.



                                  ARTICLE XIII

                      CONVERSION OF ISOS INTO NON-QUALIFIED

                          OPTIONS; TERMINATION OF ISOS

         The Board, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's Incentive Stock Options, that have not been exercised on the date of conversion, into Non- Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Corporation or an Affiliated Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of such Options. At the time of such conversion, the Board or the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or the Committee takes appropriate action. The Board, with the optionee's consent, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

                                   ARTICLE XIV

                              APPLICATION OF FUNDS

         The proceeds received by the Corporation from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.



                                   ARTICLE XV

                             GOVERNMENTAL REGULATION

         The Corporation's obligation to sell and deliver shares of Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.



                                  ARTICLE XVI

                     WITHHOLDING OF ADDITIONAL INCOME TAXES

         Upon the exercise of a Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Article XVII) the Corporation, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Board in its discretion may condition the exercise of an Option on the payment of such additional withholding taxes.




                                  ARTICLE XVII

                 NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION

         Each employee who receives an Incentive Stock Option must agree to notify the Corporation in writing immediately after the employee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the employee was granted the Incentive Stock Option or (b) one year after the date the employee acquired Stock by exercising the Incentive Stock Option. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.



                                  ARTICLE XVIII

                           GOVERNING LAW; CONSTRUCTION

         The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the Commonwealth of Massachusetts (without regard to the conflict of law principles thereof). In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                          CENTENNIAL TECHNOLOGIES, INC.

                         1994 FORMULA STOCK OPTION PLAN


                                    ARTICLE I

                               PURPOSE OF THE PLAN


         The purpose of this Plan is to encourage and enable non-employee Directors who are in a position to make significant contributions to the success of CENTENNIAL TECHNOLOGIES, INC. and of its affiliated corporations upon whose judgment, initiative and efforts the Corporation depends for the successful conduct of its business, to acquire a closer identification of their interests with those of the Corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder, thereby stimulating their efforts on behalf of the Corporation and strengthening their desire to remain involved with the Corporation. Any non-employee Director designated to participate in the Plan is referred to as a "Participant."

                                   ARTICLE II

                                   DEFINITIONS

         2.1 "Affiliated Corporation" means any stock corporation of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation.

         2.2 "Award" means an Option granted under Article V.

         2.3 "Board" means the Board of Directors of the Corporation or, if one or more has been appointed, a Committee of the Board of Directors of the Corporation.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.5 "Committee" means a Committee of not less than two members of the Board appointed by the Board to administer the Plan.






         2.6 "Corporation" means CENTENNIAL TECHNOLOGIES, INC., a Delaware corporation.

         2.7 "Non-Employee" means any person who is not a regular full-time or part-time employee of the Corporation or an Affiliated Corporation on or after January 1, 1994.

         2.8 "Non-Qualified Option" means any option not intended to qualify as an Incentive Stock Option.

         2.9 "Option"  means a  Non-Qualified  Option granted by the Board under
Article V of this Plan in the form of a right to purchase Stock evidenced by an instrument containing such provisions as the Board may establish.

         2.10 "Participant" means a person who is to receive an award under the Plan.

         2.11 "Plan" means this 1994 Formula Stock Option Plan.

         2.12 "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

         2.13 "Restricted Period" means the period of time selected by the Committee during which an award may be forfeited by the person.

         2.14 "Stock" means the Common Stock, $.01 par value, of the Corporation or any successor, including any adjustments in the event of changes in capital structure of the type described in Article XI.


                                   ARTICLE III

                           ADMINISTRATION OF THE PLAN

         3.1 Administration by Board. This Plan may be administered by the Board of Directors or by a Committee of the Board of Directors of the Corporation. If a Committee administers this

Plan, the Board may, from time to time, increase the size of the Committee or Committees and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee or Committees and thereafter directly administer the Plan. No member of the Board or a Committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder.

         3.2 Powers. The Board of Directors and/or any Committee appointed by the Board shall have full and final authority to operate, manage and administer the Plan on behalf of the Corporation.
This authority includes, but is not limited to:

         (a)      The power to grant Awards conditionally or unconditionally,

         (b) The power to prescribe the form or forms of any instruments evidencing Awards granted under this Plan,

         (c)      The power to interpret the Plan,

         (d) The power to delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Board may establish,

         (e) The power to delegate to other persons the responsibility of performing ministerial acts in furtherance of the Plan's purpose, and

         (f) The power to engage the services of persons, companies, or organizations in furtherance of the Plan's purpose, including, but not limited to, banks, insurance companies, brokerage firms and consultants.

                                   ARTICLE IV

                                   ELIGIBILITY

         4.1 Eligible Persons. All non-employee Directors are eligible to be granted Non-Qualified Option Awards under this Plan provided the person has not irrevocably elected to be ineligible to participate in the Plan.

                                    ARTICLE V

                               STOCK OPTION AWARDS

         5.1 Number of Shares. Subject to the provisions of Article XI of this Plan, the aggregate number of shares of Stock for which Options may be granted under this Plan shall not exceed ninety thousand (90,000) shares. Options shall be granted under this Plan, without approval or discretion on the part of the Board, to non-employee Directors as follows: Effective June 1, 1995, on the first business day immediately following the Corporation's annual meeting of shareholders, the Corporation shall grant, to each of its non-employee Directors who has served as a Director of the Corporation for at least one full year, options to purchase a total of 1,500 shares of Stock. The options shall be granted to a non-employee Director only if the Director is a Director on the date of the grant and has attended, during the Corporation's fiscal year immediately preceding the grant, at least 75% of meetings of the Board of Directors and the Committees on which the Director has served. The exercise price of options granted to non-employee Directors shall be the fair market value of the shares of Stock on the date of the grant and said options shall vest completely and be exercisable one year from the date of the grant, subject to the Director's continued service as a Director on such date.

         Each non-employee Director who becomes a Director after January 1, 1994 will receive, on the later of (i) the date he or she becomes a Director or (ii) the effective date of this Plan, options to purchase a total of 7,500 shares of Stock. The exercise price of such options will be 85% of the fair market value of the shares of Stock on the date of the grant. Said options shall vest completely and be exercisable immediately on the date of the grant.

         The shares to be delivered upon exercise of Options under this Plan shall be made available, at the discretion of the Board, either from authorized but unissued shares or from previously issued and reacquired shares of Stock held by the Corporation as treasury shares, including shares purchased in the open market.

         Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer or repurchase rights as shall be determined by the Board of Directors.

         5.2 Effect of Expiration, Termination or Surrender. If an Option under this Plan shall expire or terminate unexercised as to any shares covered thereby, or shall cease for any reason to be exercisable in whole or in part, or if the Corporation shall reacquire any unvested shares issued pursuant to Options under the Plan, such shares shall thereafter be available for the granting of other Options under this Plan.

         5.3 Term of Options. Each Option granted hereunder shall be for a term five (5) years from the date of granting thereof. Each Option shall be subject to earlier termination as provided in Sections 6.3 and 6.4.

         5.4 Fair Market Value. If, at the time an Option is granted under the Plan, the Corporation's Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Stock on the NASDAQ National Market List, if the Stock is not then traded on a national securities exchange; or (iii) the average of the bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not reported on the NASDAQ National Market List. However, if the Stock is not publicly traded at the time an Option is granted under the Plan,"fair market value" shall be deemed to be the fair value of the Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length.

         5.5 Non-Transferability of Options. No Option granted under this Plan shall be transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Option may be exercised during the grantee's lifetime only by the grantee.

         5.6 Foreign Nationals. Awards may be granted to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

                                   ARTICLE VI

                               EXERCISE OF OPTION

            6.1  Exercise.   Each  Option  granted  under  this  Plan  shall  be
exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Board shall have the right to accelerate the date of exercise of any option.

         6.2 Notice of Exercise. A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price can be paid partly or completely in shares of the
Corporation's stock valued at Fair Market Value as defined in Section 5.4 hereof, or by any such other lawful consideration as the Board may determine. Until such person has been issued a certificate or certificates for the shares so purchased and has fully paid the purchase price for such shares, he or she shall possess no rights of a record holder with respect to any of such shares. If the Corporation elects to receive payment for such shares by means of a promissory note, such note, if issued to an officer, director or holder of 5% or more of the Corporation's outstanding Common Stock, shall provide for payment of interest at a rate no less than the interest rate then payable by the Corporation to its principal commercial lender, or if the Corporation has no loan outstanding to a commercial lender, then the interest rate payable shall equal the prevailing prime rate of interest then charged by commercial banks headquartered in Massachusetts (as determined by the Board of Directors in its reasonable discretion) plus two percent.

         6.3 Option Unaffected by Certain Changes. A Director's term shall be considered as continuing uninterrupted during any bona fide leave of absence
(such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployrnent is guaranteed by statute. A bona fide leave of absence with the written approval of the Board shall not be considered an interruption of service under the Plan.

         If the optionee shall cease to be a Director for any reason other than death, such Option shall thereafter be exercisable only to the extent of the purchase rights, if any, which have accrued as of the date of such cessation; provided that upon any such cessation of service, such remaining rights to purchase shall in any event terminate upon the expiration of the original term of the Option.

         6.4 Death of Optionee. Should an optionee die while in possession of the legal right to exercise an Option or Options under this Plan, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any Options theretofore granted, may, unless otherwise provided by the Board in any instrument evidencing any Option, exercise such Options until the expiration of the original term of the Options, provided, further, that any such exercise shall be limited to the purchase rights that have accrued as of the date when the optionee ceased to be a Director whether by death or otherwise.

                                   ARTICLE VII

                          REPORTING PERSON LIMITATIONS

         To the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, and any successor provision, at least six months must elapse from the date of acquisition of an Option by a Reporting Person to the date of disposition of such Option (other than upon exercise) or its underlying Common Stock.

                                  ARTICLE VIII

                         TERMS AND CONDITIONS OF OPTIONS

         Options shall be evidenced by instruments (which need not be identical) in such forms as the Board may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Articles V and VI hereof and may contain such other provisions as the Board deems advisable that are not inconsistent with the Plan, including restrictions applicable to shares of Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Board may specify that such Non Qualified Option shall be subject to such other termination and cancellation provisions as the Board may determine. The Board may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Corporation to execute and deliver such instruments. The proper officers of the Corporation are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

                                   ARTICLE IX

                                  BENEFIT PLANS

         Awards under the Plan are not discretionary. Awards may not be used in determining the amount of compensation for any purpose under the benefit plans of the Corporation, or an Affiliated Corporation, except as the Board may from time to time expressly provide. Neither the Plan, an Option or any instrument evidencing an Option confers upon any Participant any right to continue as a Director of, or consultant or advisor to, the Corporation or an Affiliated Corporation. Except as specifically provided by the Board in any particular case, the loss of existing or potential profits granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Corporation to the Participant by contract or otherwise.

                                    ARTICLE X

                AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

         The Board may suspend the Plan or any part thereof at any time or may terminate the Plan in its entirety. Awards shall not be granted after Plan termination. The Plan may not be amended more than once every six months, unless such changes are necessary to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Subject to the foregoing, the Board may also amend the Plan from time to time, except that amendments that affect the following subjects must be approved by stockholders of the Corporation:

         (a) Except as provided in Article XI relative to capital changes, the number of shares as to which Options may be granted pursuant to
              Article V;

         (b)  The maximum  term of Options  granted;

         (c)  The  minimum  price a which  Options may be granted;

         (d)  The term of the Plan; and

         (e)  The requirements as to eligibility for  participation in the Plan.

         Awards granted prior to suspension or termination of the Plan may not be cancelled solely because of such suspension or termination, except with the consent of the grantee of the Award.


                                   ARTICLE XI

                          CHANGES IN CAPITAL STRUCTURE

         The instruments evidencing Options granted hereunder shall be subject to adjustment in the event of changes in the outstanding Stock of the Corporation by reason of stock dividends, Stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of an Award to the same extent as would affect an actual share of Stock issued and outstanding on the effective date of such change. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. In the event of any such change, the aggregate number and classes of shares for which Options may thereafter be granted under Section 5.1 of this Plan may be appropriately adjusted as determined by the Board so as to reflect such change.

         In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as the Board shall determine.

         Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

         No fractional shares shall be issued under the Plan and the optionee shall receive from the Corporation cash in lieu of such fractional shares.

                                   ARTICLE XII

                       EFFECTIVE DATE AND TERM OF THE PLAN

         The Plan shall become effective on October 5, 1994. The Plan shall continue until such time as it may be terminated by action of the Board or the Committee; provided, however, that no Options may be granted under this Plan on or after the tenth anniversary of the effective date hereof.

                                  ARTICLE XIII

                              APPLICATION OF FUNDS

         The proceeds received by the Corporation from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

                                   ARTICLE XIV

                             GOVERNMENTAL REGULATION

         The Corporation's obligation to sell and deliver shares of Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

                                   ARTICLE XV

                     WITHHOLDING OF ADDITIONAL INCOME TAXES

         Upon the exercise of a Non-Qualified Option the Corporation, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Board in its discretion may condition the exercise of an Option on the payment of such additional withholding taxes.

                                   ARTICLE XVI

                           GOVERNING LAW; CONSTRUCTION

         The validity and construction of the Plan and the instruments evidencing Options shall be governed by the internal laws of the Commonwealth of Massachusetts (without regard to the conflict of law principles thereof). In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                         CENTENNIAL TECHNOLOGIES, INC.
      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 6, 1996
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    THE UNDERSIGNED hereby appoints Emanuel Pinez and James M. Murphy as proxies, with full power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of CENTENNIAL TECHNOLOGIES, INC. (the "Company") to be held at 10:00 a.m. at The First National Bank of
Boston, Conference Center -- 2nd Floor, 100 Federal Street, Boston, Massachusetts 02110, on Wednesday, November 6, 1996, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Emanuel Pinez and James M. Murphy to vote in accordance with their judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such Notice as specified by the undersigned:

              IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                          PROPOSALS 1, 2 3, 4, 5 AND 6.


(1) Proposal to elect the following persons as Directors of the Company for the ensuing year.

    INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE STRIKE SUCH NOMINEE'S NAME FROM THE LIST BELOW.

 [  ]FOR all nominees listed   [  ]AGAINST all nominees   [  ]WITHHOLD
     below (except as marked       listed below.              AUTHORITY to
     to the contrary below).                                  vote for all
                                                              nominees
                                                              listed below


       EMANUEL PINEZ, JOHN J. MCDONALD, JAMES M. MURPHY, JOHN J. SHIELDS,
              J.P. LUC BEAUBIEN, WILLIAM M. KINCH, WILLIAM J. SHEA


(2)  Proposal  to  approve  an  amendment  to  the  Company's   Certificate   of
     Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 shares to 50,000,000 shares.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

(3)  Proposal  to  approve  an  amendment  to  the  Company's   Certificate   of
     Incorporation to increase the number of authorized shares of Preferred Stock from 1,000,000 shares to 2,000,000 shares.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]


(4) Proposal to approve an amendment to the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under the plan from 750,000 shares to 1,500,000 shares.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

(5) Proposal to approve an amendment to the Company's 1994 Formula Stock Option Plan to increase the exercise price of options granted under the plan to a non-employee Director upon his/her first election as a Director from 85% of the fair market value of the shares of Common Stock on the date of the grant to 100% of the fair market value of the shares of Common Stock on the date of the grant.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]


(6) Proposal to ratify and confirm the appointment of Coopers & Lybrand L.L.P. as the independent accountants for the Company for the fiscal year ending June 30, 1997.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]


(7) IN THEIR DISCRETION TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.


    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR AND IN FAVOR OF THE ITEMS SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.

    PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

    Please sign exactly as name appears below.

                                    Dated:
                                           -------------------------------------
                                                        Signature


                                           -------------------------------------
                                                Signature if held jointly


                                           -------------------------------------
                                                      Printed Name


                                           -------------------------------------
                                                         Address

                                           NOTE:  When  shares are held by joint
                                           tenants,   both  should  sign.   When
                                           signing   as   attorney,    executor,
                                           administrator,  trustee or  guardian,
                                           please  give full  title as such.  If
                                           the   person   named  on  the   stock
                                           certificate  has died,  please submit
                                           evidence  of  your  authority.  If  a
                                           corporation,   please  sign  in  full
                                           corporate  name by the  President  or
                                           authorized  officer and  indicate the
                                           signer's  office.  If a  partnership,
                                           please  sign in  partnership  name by
                                           authorized person.